                                                                 Exhibit 21.01

                                                       Subsidiaries
---------------------------------------- ------------------------------------- -------------------------------------
              SUBSIDIARY                 JURISDICTION OF ORGANIZATION                      D/B/A NAMES
---------------------------------------- ------------------------------------- -------------------------------------
Aircorp II, Inc.                         Texas
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 347, Inc.                       Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 373, Inc.                       Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 11111, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 20527, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 20622, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 20624 and 20626, Inc.           Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 20627, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 21801, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 21805, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 21955, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22055, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22620, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23345, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23377, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23455, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23506, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23772, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23623, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23830, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23922, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24474, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24837, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 25221, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 26537, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 45775, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 46095, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 46941, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 48008, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 48009, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49104, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49176, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49178, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49262, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49263, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49368, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49632, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 53015, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
American Capital Resources               New York                              NY American Capital Resources
---------------------------------------- ------------------------------------- -------------------------------------
American Video Games and Computers,      Missouri
Inc.
---------------------------------------- ------------------------------------- -------------------------------------
Avalon Leasing Corporation               Delaware
---------------------------------------- ------------------------------------- -------------------------------------
B&A Leasing Corporation                  Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Bionic Leasing Corporation               Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Boulder Capital Group, Inc.              Colorado
---------------------------------------- ------------------------------------- -------------------------------------
Boulder Capital Mortgage Corporation     Colorado
---------------------------------------- ------------------------------------- -------------------------------------
Boulder Capital of New York, Inc.        Colorado
---------------------------------------- ------------------------------------- -------------------------------------
Cauff, Lippman Aviation, Inc.            Florida                               UniCapital Air Group
---------------------------------------- ------------------------------------- -------------------------------------
CLA Canada, Inc.                         Florida
---------------------------------------- ------------------------------------- -------------------------------------
CLA-DOA, Inc.                            Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CLA Enterprises, Inc.                    Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CLA Holdings, Inc.                       Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CLA Support, Inc.                        Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CL Aircraft Marketing, Inc.              Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CLC 747, Inc.                            Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CLC Engine Leasing, Inc.                 Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CL Aircraft VIII, Inc.                   Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CL Aircraft XXXIV, Inc.                  Florida
---------------------------------------- ------------------------------------- -------------------------------------
ESN 721150, Inc.                         Delaware
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
European Aircraft Acquisition Corp.      Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Galaxy Aircraft Corp.                    Delaware
---------------------------------------- ------------------------------------- -------------------------------------
HLC Financial, Inc.                      Delaware                              HLC Financial Service
---------------------------------------- ------------------------------------- -------------------------------------
Information Control Systems, Inc.        Missouri
---------------------------------------- ------------------------------------- -------------------------------------
JJ Leasing, Inc.                         Delaware
---------------------------------------- ------------------------------------- -------------------------------------
JT9 Engine Corp.                         Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Jacom Computer Services, Inc.            New York
---------------------------------------- ------------------------------------- -------------------------------------
Jetz, Inc.                               Delaware                              Jetz of Delaware, Inc.
---------------------------------------- ------------------------------------- -------------------------------------
Jumbo Jet, Inc.                          Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Jumbo Jet Leasing, LP                    Delaware
---------------------------------------- ------------------------------------- -------------------------------------
K.L.C. Inc.                              Connecticut                           Keystone Leasing
                                                                               K.L.C., Inc. Connecticut
                                                                               K.L.C. Leasing
                                                                               K.L.C. of Connecticut
                                                                               Keystone K.L.C., Inc.
---------------------------------------- ------------------------------------- -------------------------------------
Matcan International, Inc.               Barbados
---------------------------------------- ------------------------------------- -------------------------------------
Matcan Leasing, Inc.                     Utah
---------------------------------------- ------------------------------------- -------------------------------------
Matrix Credit Corporation                Utah
---------------------------------------- ------------------------------------- -------------------------------------
Matrix Funding Corporation               Utah
---------------------------------------- ------------------------------------- -------------------------------------
Merrimac Financial Associates, Inc.      Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Municipal Capital Markets Group, Inc.    Texas
---------------------------------------- ------------------------------------- -------------------------------------
The Myerson Companies, Inc.              Delaware                              BSB Leasing
---------------------------------------- ------------------------------------- -------------------------------------
NSJ-DOA, Inc.                            Delaware
---------------------------------------- ------------------------------------- -------------------------------------
The NSJ Group, Inc.                      Delaware
---------------------------------------- ------------------------------------- -------------------------------------
NSJ Support, Inc.                        Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Portfolio Financial Servicing Company,   Delaware
L.P.
---------------------------------------- ------------------------------------- -------------------------------------
Saddleback Financial Corporation         Delaware
---------------------------------------- ------------------------------------- -------------------------------------
SFC Capital Group Corporation            Delaware
---------------------------------------- ------------------------------------- -------------------------------------
SLC International Trading Corporation    Missouri
---------------------------------------- ------------------------------------- -------------------------------------
Stuie II Corp.                           Delaware
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
Stuie III Corp.                          Delaware
---------------------------------------- ------------------------------------- -------------------------------------
SWR Aircraft Group, Inc.                 Florida
---------------------------------------- ------------------------------------- -------------------------------------
SWR 767, Inc.                            Florida
---------------------------------------- ------------------------------------- -------------------------------------
SWR Brazil 767, Inc.                     Florida
---------------------------------------- ------------------------------------- -------------------------------------
UCP GP SPE 1998-1 LLC                    Nevada
---------------------------------------- ------------------------------------- -------------------------------------
UCP Operating SPE 1998-1 Limited         Nevada
Partnership
---------------------------------------- ------------------------------------- -------------------------------------
UCP Borrowing SPE 1998-1 Limited         Nevada
Partnership
---------------------------------------- ------------------------------------- -------------------------------------
UCP Qualifying SPE 1998-1 Limited        Nevada
Partnership
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Aircraft Engine Group, Inc.   Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Air Group, Inc.               Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Funding Corporation           Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Operations Group, Inc.        Delaware                              PFSC
                                                                               Portfolio Financial Servicing Co.
                                                                               Parrish Financial Servicing Co.
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Rail Group
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Technology Corporation                                              UniCapital IT Solutions
---------------------------------------- ------------------------------------- -------------------------------------
Varilease Canada Incorporated            Nova Scotia
---------------------------------------- ------------------------------------- -------------------------------------
Varilease Capital Corporation            Michigan
---------------------------------------- ------------------------------------- -------------------------------------
Varilease Corporation                    Michigan                              UniCapital IT Solutions
---------------------------------------- ------------------------------------- -------------------------------------
The Walden Asset Group, Inc.             Massachusetts
---------------------------------------- ------------------------------------- -------------------------------------